SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934




         Date of report (date of earliest event reported): April 2, 2004




                        FINANCIAL INDUSTRIES CORPORATION
               (Exact name of Registrant as specified in charter)




                 Texas                 0-4690                   74-2126975
(State or other jurisdiction   (Commission file number)      (I.R.S. employer
 of incorporation)                                           identification no.)



                      6500 River Place Blvd., Building One
                               Austin, Texas 78730
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (512) 404-5000



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Item 5.  Other Events


On April 6, 2004, the Company announced that it received notice from Nasdaq that its common stock is subject to delisting from The Nasdaq National Market because the Company had failed to file its Form 10-K annual report as required by Nasdaq Marketplace Rule 4310(c) (14). The Company will request a hearing with a Listing Qualifications Panel to review the Nasdaq Staff's delisting determination. As a result of the late filing, the trading symbol for the Company's securities was changed from FNIN to FNINE at the opening of business on April 5, 2004. Additional information concerning this matter is set forth in the Company's April 6, 2004 press release, a copy of which is attached as
Exhibit 99.1 to this Form 8-K and incorporated herein by reference.


Item 7.  Exhibits

         (c)  Exhibit 99.1* Press Release dated April 6, 2004

         ___________________
          *   Filed herewith







                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FINANCIAL INDUSTRIES CORPORATION



Date: April 6, 2004                     By:    /s/ Theodore A. Fleron
                                           ___________________________________
                                           Vice President and Secretary



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